Improving Patient Outcomes Reducing the Cost of Care® First Quarter 2021 Earnings Presentation | April 26, 2021

FORWARD-LOOKING STATEMENTS These presentations contain forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of these presentations are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in these presentations. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request.

NON-GAAP FINANCIAL MEASURES The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non-GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non-GAAP measures to assist investors in understanding the Company’s core net operating results on an on-going basis: (i) constant currency product revenue growth %, (ii) non-GAAP gross profit/margin %, (iii) non-GAAP SG&A expense, (iv) non-GAAP R&D expense, (v) non- GAAP litigation settlement, award and/or defense costs, (vi) non-GAAP operating expense %, (vii) non-GAAP operating income/margin %, (viii) non-GAAP earnings per diluted share and (ix) adjusted free cash flow. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes constant currency product revenue growth, non-GAAP gross profit/margin, non-GAAP SG&A expense %, non-GAAP R&D expense %, non-GAAP litigation settlement, award and/or defense costs, non-GAAP operating expense %, non-GAAP operating income/margin, non-GAAP net income, non-GAAP net income per diluted share, and adjusted free cash flow are important measures in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information.

First Quarter 2021 Highlights  Product revenue increased 10.9% to $299.0 million, or 9.5% on a constant currency basis(1)  Shipments of noninvasive technology boards and monitors were 66,000  GAAP operating margin was 22.0%  Non-GAAP operating margin(1) was 22.9%  GAAP EPS was $0.92 per diluted share  Non-GAAP EPS(1) was $0.90 per diluted share  Operating cash flow was $59.3 million  Adjusted free cash flow(1) was $50.4 million  Cash and cash equivalents balance was $552.0 million Shipments Revenue Profitability EPS Cash (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

First Quarter 2021 Results – GAAP(1) (in millions; except % and EPS) Q1 2021 Q1 2020 vs. Prior Year Comments Revenue $299.0 $269.6 10.9% Tough YoY comparison to Q1 2020 growth rate of ~17%2-year compound annual growth rate (CAGR) of ~14% vs. Q1 2019 Gross Margin 65.8% 68.8% (300 bps) Gross margin decreased due to a higher-than-usual proportion of revenue last year coming from our adhesive sensors related to stocking for COVID preparedness, with sensors having higher margins than our other products. Also, we are still incurring COVID-related expenses that weren’t fully present a year ago. SG&A Expense 32.3% 33.1% (80 bps) R&D Expense 11.5% 10.1% 140 bps Operating Expenses 43.9% 43.3% 60 bps Higher operating expenses as a percentage of revenue driven by continued investments in R&D, increased legal costs, and incremental expenses related to the LiDCO business, partially offset by increased operational efficiencies Operating Margin 22.0% 25.6% (360 bps) Tax Rate 17.8% 10.9% 690 bps GAAP tax rate includes excess tax benefits from stock-based compensation, which were $4.3M in Q1 2021 compared to $9.6M in Q1 2020 GAAP EPS $0.92 $1.12 (17.9%) (1) May not foot due to rounding.

First Quarter 2021 Results – Non-GAAP[1]

(in millions; except % and EPS)	Q1 2021	Q1 2020	vs. Prior Year Reported	vs. Prior Year Constant Currency	Comments
Revenue	**$299.0**	**$269.6**	**10.9%**	**9.5%**	Tough YoY comparison to Q1 2020 growth rate of ~17% 2-year compound annual growth rate (CAGR) of ~14% vs. Q1 2019
Gross Margin	**66.1%**	**69.0%**	**(290 bps)**		Gross margin decreased due to a higher-than-usual proportion of revenue last year coming from our adhesive sensors related to stocking for COVID preparedness, with sensors having higher margins than our other products. Also, we are still incurring COVID-related expenses that weren't fully present a year ago.
SG&A Expense	31.7%	32.6%	(90 bps)		
R&D Expense	11.5%	10.1%	140 bps		
Operating Expenses	**43.2%**	**42.7%**	**50 bps**		Higher operating expenses as a percentage of revenue driven by continued investments in R&D, increased legal costs, and incremental expenses related to the LiDCO business, partially offset by increased operational efficiencies
Operating Margin	**22.9%**	**26.3%**	**(340 bps)**		
Tax Rate	24.0%	24.2%	(20 bps)		
Non-GAAP EPS	**$0.90**	**$0.97**	**(7.2%)**		

[1] Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company's website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. May not foot due to rounding.

First Quarter 2021 Results – Non-GAAP(1) Q1 2020 Q1 2021 (340 bps) Q1 2020 Q1 2021 Q1 2020 Q1 2021 $299M +9.5% (7.2%) Non-GAAP(1) Operating MarginProduct Revenue Non-GAAP(1) EPS $270M Constant Currency Growth(1) 22.9% 26.3% $0.90 $0.97 (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Full Year 2021 Financial Guidance  Product revenue increasing 5.4% to $1,205 million or 4.5% on a constant currency basis(1)  GAAP operating margin of 23.2%  Non-GAAP operating margin(1) of 24.5%  GAAP EPS of $3.83 per diluted share  Non-GAAP EPS(1) of $3.83 per diluted share Revenue Profitability EPS (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Full Year 2021 Financial Guidance – GAAP(1) (in millions; except % and EPS) FY 2021 FY 2020 vs. Prior Year Comments Revenue $1,205.0 $1,143.7 5.4% Tough year-over-year comparison to FY 2020 growth rate of ~22% 2-year compound annual growth rate (CAGR) of ~13% vs. FY 2019 Gross Margin 66.7% 65.0% 170 bps Expecting gross margins to recover as our product mix returns to normal throughout 2021 Operating Expenses 43.5% 42.6% 90 bps Higher operating expenses as a percentage of revenue driven by continued investments in R&D, increased legal costs, and incremental expenses related to the LiDCO business, partially offset by increased operational efficiencies Operating Margin 23.2% 22.4% 80 bps Tax Rate 20.0% 8.9% 1,110 bps GAAP tax rate includes excess tax benefits from stock-based compensation, assumed to be $13.5M in FY 2021 compared to $30.2M in FY 2020 GAAP EPS $3.83 $4.14 (7.5)% (1) May not foot due to rounding.

Full Year 2021 Financial Guidance – Non-GAAP[(1)]

(in millions; except % and EPS)	FY 2021	FY 2020	vs. Prior Year: Reported	vs. Prior Year: Constant Currency	Comments
Revenue	**$1,205.0**	**$1,143.7**	**5.4%**	**4.5%**	Tough year-over-year comparison to FY 2020 growth rate of ~22% 2-year compound annual growth rate (CAGR) of ~13% vs. FY 2019
Gross Margin	**67.0%**	**65.1%**	**190 bps**		Expecting gross margins to recover as our product mix returns to normal throughout 2021
Operating Expenses	**42.6%**	**42.1%**	**50 bps**		Higher operating expenses as a percentage of revenue driven by continued investments in R&D, increased legal costs, and incremental expenses related to the LiDCO business, partially offset by increased operational efficiencies
Operating Margin	**24.5%**	**23.1%**	**140 bps**		
Tax Rate	24.3%	22.2%	210 bps		Driven by a decrease in R&D tax credits and an increase in non-deductible compensation-related expenses
Non-GAAP EPS	**$3.83**	**$3.60**	**6.4%**		

(1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company's website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. May not foot due to rounding.

Full Year 2021 Financial Guidance – Non-GAAP(1) FY 2020 FY 2021 140 bps FY 2020 FY 2021 FY 2020 FY 2021 $1,205M +4.5% +6.4% Non-GAAP(1) Operating MarginProduct Revenue Non-GAAP(1) EPS $1,144M Constant Currency Growth(1) 24.5% 23.1% $3.83 $3.60 (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Improving Patient Outcomes Reducing the Cost of Care® APPENDICES GAAP to Non-GAAP Adjustments and Reconciliations

The non-GAAP financial measures reflect adjustments for the following items, as well as the related income tax effects thereof: Constant currency adjustments Some of our sales agreements with foreign customers provide for payment in currencies other than the U.S. Dollar. These foreign currency revenues, when converted into U.S. Dollars, can vary significantly from period to period depending on the average and quarter-end exchange rates during a respective period. We believe that comparing these foreign currency denominated revenues by holding the exchange rates constant with the prior year period is useful to management and investors in evaluating our product revenue growth rates on a period-to-period basis. We anticipate that fluctuations in foreign exchange rates and the related constant currency adjustments for calculation of our product revenue growth rate will continue to occur in future periods. Royalty and other revenue, net of related costs We derive royalty and other revenue, net of related costs, associated with certain non-recurring contractual arrangements that we do not expect to continue in the future. We believe the exclusion of royalty and other revenue, net of related costs, associated with these certain non-recurring revenue streams is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. Acquisition/strategic investment-related costs, including depreciation and amortization Depreciation and amortization related to the revaluation of assets and liabilities (primarily intangible assets, property, plant and equipment adjustments, inventory revaluation, lease liabilities, etc.) to fair value through purchase accounting related to value created by the seller prior to the acquisition/strategic investment rather than ongoing costs of operating our core business. As a result, we believe that exclusion of these costs in presenting non-GAAP financial measures provides management and investors a more effective means of evaluating historical performance and projected costs and the potential for realizing cost efficiencies within our core business. Depreciation and amortization related to the revaluation of acquisition related assets and liabilities will generally recur in future periods. In the event the Company acquires, invests in or divests certain business operations, there may be non-recurring gains, losses or expenses that will be recognized related to the assets and/or liabilities sold or acquired that are not representative of normal on-going cash flows. These gains, losses or expenses are excluded from non-GAAP earnings. Litigation damages, awards and settlements In connection with litigation proceedings arising in the course of our business, we have recorded expenses as a defendant in such proceedings in the form of damages, as well as gains as a plaintiff in such proceedings in the form of litigation awards and settlement proceeds. Litigation matters can vary in their characteristics, frequency and significance to our operating results. We believe that exclusion of these gains (net of any related costs incurred in the period the award or settlement is recognized) and losses is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. In this regard, we note that these expenses and gains are generally unrelated to our core business and/or infrequent in nature. Description of Non-GAAP Adjustments

Realized and unrealized gains or losses from foreign currency transactions: We are exposed to foreign currency gains or losses on outstanding foreign currency denominated receivables and payables related to certain customer sales agreements, product costs and other operating expenses. As the Company does not actively hedge these currency exposures, changes in the underlying currency rates relative to the U.S. Dollar may result in realized and unrealized foreign currency gains and losses between the time these receivables and payables arise and the time that they are settled in cash. Since such realized and unrealized foreign currency gains and losses are the result of macro-economic factors and can vary significantly from one period to the next, we believe that exclusion of such realized and unrealized gains and losses are useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. Realized and unrealized foreign currency gains and losses are likely to recur in future periods. Excess tax benefits from stock-based compensation Current authoritative accounting guidance requires that excess tax benefits or costs recognized on stock-based compensation expense be reflected in our provision for income taxes rather than paid-in capital. Since we cannot control or predict when stock option awards will be exercised or the price at which such awards will be exercised, the impact of such guidance can create significant volatility in our effective tax rate from one period to the next. We believe that exclusion of these excess tax benefits or costs is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. These excess tax benefits or costs will generally recur in future periods as long as we continue to issue equity awards to our employees. Tax impacts that may not be representative of the ongoing results of our core operations The Tax Cuts and Jobs Act of 2017 (2017 Tax Act) was signed into law in December 2017, and became effective January 1, 2018. The 2017 Tax Act included a number of changes to existing U.S. federal tax law impacting businesses including, among other things, a permanent reduction in the corporate income tax rate from 35% to 21%, a one-time transition tax on the “deemed repatriation” of cumulative undistributed foreign earnings as of December 31, 2017 and changes in the prospective taxation of the foreign operations of U.S. multinational companies. From time to time, we may also record tax benefits relating to the de-recognition of uncertain tax positions due to the expiration of the statutes of limitations. We believe that exclusion of the tax charges related to the 2017 Tax Act and the tax benefit resulting from the expiration of certain statutes of limitations related to non-recurring transactions is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. In this regard, we note that these tax items are unrelated to our core business and non-recurring in nature. Adjusted Free Cash Flow Represents free cash flow (cash flow from operations less cash used for the purchase of property, plant and equipment) adjusted for the impact of cash receipts or payments relating to certain previously described non-GAAP adjustments, which may impact period over period comparability. Description of Non-GAAP Adjustments

(1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Updated for guidance provided on April 26, 2021. Constant Currency Product Revenue(1),(2) (in thousands, except percentages) FY 2020 Q1 2021 269,625$ 1,143,744$ 299,043$ 1,205,000$ Constant currency F/X adjustments N/A N/A (3,885) (10,000) Constant currency (non-GAAP) product revenue $ 269,625 $ 1,143,744 $ 295,158 $ 1,195,000 GAAP product revenue growth 10.9% 5.4% Constant currency (non-GAAP) product revenue growth 9.5% 4.5% 2021 Full Year Guidance (3) GAAP product revenue Q1 2020 RECONCILIATION OF GAAP PRODUCT REVENUE GROWTH TO CONSTANT CURRENCY PRODUCT REVENUE GROWTH

(1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Updated for guidance provided on April 26, 2021. (4) Calculated as a percentage of product revenue. Non-GAAP Gross Margin %(1),(2) (in thousands, except percentages) Q1 2020 GAAP gross profit/margin 185,629$ 743,065$ 196,875$ 803,900$ Non-GAAP adjustments: Acquisition & investment related costs 373 1,807 809 4,000 Total non-GAAP gross profit/margin adjustments 373 1,807 809 4,000 Non-GAAP gross profit/margin 186,001$ 744,872$ 197,684$ 807,900$ Non-GAAP gross margin % (4) 69.0% 65.1% 66.1% 67.0% Q1 2021 RECONCILIATION OF GAAP GROSS PROFIT/MARGIN TO NON-GAAP GROSS PROFIT/MARGIN: 2021 Full Year Guidance(3)FY 2020

Non-GAAP Operating Expense %(1),(2)

RECONCILIATION OF GAAP OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES:

(in thousands, except percentages)

	Q1 2020	FY 2020	Q1 2021	2021 Full Year Guidance[3]
GAAP selling, general and administrative operating expenses	$ 89,877	$ 369,057	$ 96,700	
Non-GAAP adjustments:				
Acquisition & investment related costs	(2,049)	(6,347)	(1,979)	
Non-GAAP selling, general and administrative operating expenses	$ 87,828	$ 362,709	$ 94,722	
Non-GAAP selling, general and administrative operating expenses % [4]	32.6%	31.7%	31.7%	
GAAP research and development operating expenses	$ 27,241	$ 118,659	$ 34,511	
Non-GAAP adjustments:				
Acquisition & investment related costs	(25)	(132)	-	
Non-GAAP research and development operating expenses	$ 27,215	$ 118,526	$ 34,511	
Non-GAAP research and development operating expenses % [4]	10.1%	10.4%	11.5%	
GAAP litigation settlement, award and/or defense costs	$ (499)	$ (474)	$ -	
Non-GAAP adjustments:				
Litigation damages, awards and settlements	499	474	-	
Non-GAAP litigation settlement, award and/or defense costs	$ -	$ -	$ -	
GAAP operating expenses	$ 116,619	$ 487,242	$ 131,211	$ 523,800
Non-GAAP adjustments:				
Acquisition & investment related costs	(2,075)	(6,479)	(1,979)	(11,000)
Litigation damages, awards and settlements	$ 499	474	-	-
Total non-GAAP operating expense adjustments	(1,576)	(6,005)	(1,979)	(11,000)
Non-GAAP operating expenses	$ 115,043	$ 481,236	$ 129,232	$ 512,800
Non-GAAP operating expenses % [4]	42.7%	42.1%	43.2%	42.6%

(1) Please visit the Investor Relations section of the Company's website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.
(2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding.
(3) Updated for guidance provided on April 26, 2021.
(4) Calculated as a percentage of product revenue.

Masimo

(1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Updated for guidance provided on April 26, 2021. (4) Calculated as a percentage of product revenue. Non-GAAP Operating Margin %(1),(2) (in thousands, except percentages) Q1 2020 GAAP operating income/margin 69,010$ 255,823$ 65,664$ 280,100$ Non-GAAP adjustments: Acquisition & investment related costs 2,447 8,286 2,788 15,000 Litigation damages, awards and settlements (499) (474) - - Total non-GAAP operating income/margin adjustments 1,948 7,812 2,788 15,000 Non-GAAP operating income/margin 70,958$ 263,636$ 68,452$ 295,100$ Non-GAAP operating income % (4) 26.3% 23.1% 22.9% 24.5% Q1 2021 RECONCILIATION OF GAAP OPERATING INCOME/MARGIN TO NON-GAAP OPERATING INCOME/MARGIN: 2021 Full Year Guidance(3)FY 2020

(1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Updated for guidance provided on April 26, 2021. Non-GAAP Net Income and Diluted EPS(1),(2) (in thousands, except percentages) Q1 2020 GAAP net income 64,456$ 240,302$ 53,383$ 223,500$ Non-GAAP adjustments: Acquisition & investment related costs: Cost of goods sold 373 1,807 809 4,000 Operating expenses 2,075 6,479 1,979 11,000 Subtotal - Acquisition & investment related costs 2,447 8,286 2,788 15,000 Litigation damages, awards and settlements Operating expenses (499) (474) - - Non-operating other (income) expense: Realized and unrealized foreign currency gains or losses (588) (2,631) 799 800 # Tax impact of non-GAAP net income adjustments (318) (6,096) (598) (2,500) 9800Excess tax benefits from stock-based compensation (9,609) (30,172) (4,302) (13,500) Total non-GAAP net income adjustments (8,568) (31,086) (1,313) (200) Non-GAAP net income 55,889$ 209,216$ 52,070$ 223,300$ Non-GAAP net income per diluted share 0.97$ 3.60$ 0.90$ 3.83$ Q1 2021 RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME: 2021 Full Year Guidance(3)FY 2020

(1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. Adjusted Free Cash Flow(1),(2) (in thousands, except percentages) Q1 2020 Net cash provided by operating activities 42,355$ 59,260$ Purchases of property and equipment, net (37,004) (8,903) Free cash flow 5,351 50,357 (499) - Adjusted free cash flow $ 4,852 $ 50,357 RECONCILIATION OF FREE CASH FLOW TO ADJUSTED FREE CASH FLOW Net cash provided by operating activities Litigation damages, awards and settlements Q1 2021